UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2014

CAREFUSION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34273	26-4123274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 5, 2014, Becton, Dickinson and Company, a New Jersey corporation (“BD”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CareFusion Corporation, a Delaware corporation (“CareFusion”) and Griffin Sub, Inc., a Delaware corporation and wholly owned subsidiary of BD (“Merger Corp”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Corp will merge with and into CareFusion, with CareFusion surviving as a wholly-owned subsidiary of BD (the “Merger”).

In the Merger, each outstanding share of common stock, par value $0.01 per share, of CareFusion (other than shares, if any, held by BD, Merger Corp and CareFusion and the shares with respect to which appraisal rights have been properly demanded in accordance with the Delaware General Corporation Law) will be converted into the right to receive (i) $49.00 in cash, without interest (the “Cash Consideration”) and (ii) 0.0777 of a share of common stock, par value $1.00 per share, of BD (“BD Stock”) ((i) and (ii) together, the “Merger Consideration”).

Completion of the Merger is subject to customary closing conditions, including, among others, (1) the adoption of the Merger Agreement by CareFusion’s stockholders, (2) declaration of the effectiveness by the Securities and Exchange Commission (the “SEC”) of the Registration Statement on Form S-4 to be filed with the SEC by BD in connection with the registration of the shares of BD Stock to be issued in the Merger, (3) approval for listing on the New York Stock Exchange of the BD Stock to be issued in the Merger, (4) obtaining antitrust approvals in the United States and Europe, (5) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (6) material compliance by the other party with its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties that expire at the effective time of the Merger, as well as customary covenants, including covenants providing for each of the parties and their subsidiaries to conduct its business in all material respects in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Merger, and to use reasonable best efforts to obtain required government approvals and consents, subject to certain exceptions. The Merger Agreement also includes covenants requiring CareFusion (i) not to solicit, initiate, knowingly encourage or take any other action designed to facilitate any inquiries, proposals or offers relating to alternative proposals to acquire CareFusion or, subject to certain exceptions, engage in any discussions or negotiations with respect thereto and (ii) to call and hold a special meeting of CareFusion’s stockholders and, subject to certain exceptions, recommend that CareFusion’s stockholders adopt the Merger Agreement (the “CareFusion Recommendation”).

The Merger Agreement also contains certain termination rights for both BD and CareFusion, and provides that, in connection with a termination of the Merger Agreement under specified circumstances, including a change in the CareFusion Recommendation or a termination of the Merger Agreement by CareFusion to enter into a definitive agreement for a “Superior Proposal” (as defined in the Merger Agreement), CareFusion will be required to pay BD a cash termination fee of $367 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about BD, CareFusion, Merger Corp or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by BD and Merger Corp, on the one hand, and by CareFusion, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered by each party in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between BD and Merger Corp, on the one hand, and CareFusion, on the other hand. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about BD or CareFusion at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in BD’s or CareFusion’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, BD, CareFusion, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of CareFusion and a prospectus of BD, as well as in the Forms 10-K, Forms 10-Q and other filings that each of BD and CareFusion make with the SEC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CareFusion maintains the Executive Change in Control Severance Plan, as amended and restated effective July 1, 2012 (the “Plan”). On October 5, 2014, the Human Resources and Compensation Committee of the CareFusion Board of Directors approved amendments to the Plan. These amendments include: (1) changing the definition of “change in control” to raise the threshold for a change in control from 25% to 50% with respect to the triggers relating to (i) the acquisition of CareFusion common stock or voting power by a person or group and (ii) the ownership of a single person or group in a reorganization, merger, consolidation or asset sale transaction; (2) changing the definition of “good reason” to clarify the factors relevant to a material diminution in a participant’s authority, duties or responsibilities and to eliminate the triggering events relating to a material diminution of a supervisor’s authority and a material decrease in the budget over which the participant has authority, as well as changes to the notice and cure provisions; (3) providing that participants with the position of senior vice president or vice president (but not any named executive officers of CareFusion) will be eligible to receive upon a qualifying termination following a change in control a cash payment in respect of the value of historic annual long-term incentive awards, prorated based on the number of months (not to exceed six) worked during the fiscal year in which the participant’s termination of employment occurs; (4) providing that if a payment under the Plan is required to be delayed by six months to comply with Section 409A of the Internal Revenue Code of 1986, as amended, such delayed payment and interest will be funded through a rabbi trust prior to separation of employment; and (5) technical and administrative revisions to the tax provisions in the Plan. These amendments will apply immediately to Plan participants who sign a new participation agreement by November 30, 2014 and to other participants on the date that is six months from the date of committee approval (April 5, 2015), unless a change in control occurs prior to that date; however, the prorated long-term incentive payment will only be provided to eligible participants who sign a new participation agreement by the stated deadline. The foregoing description is a summary of the material revisions to the Plan.

Item 8.01 Other Events.

On October 5, 2014, BD and CareFusion issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 6, 2014, BD and CareFusion will conduct a live conference call and webcast to provide supplemental information regarding the Merger at 8:00 a.m. (ET) for investors and analysts. The telephone number for the call is 800-938-0653 for participants in the U.S., and the telephone number for international participants is 404-665-9455. The conference ID code is 16089829. The webcast of the conference call, along with related slides, will be accessible through CareFusion’s website at www.carefusion.com and will be available for replay through the close of business on October 13, 2014. A recorded version of the call will also be available for replay until the close of business on October 13, 2014, and may be accessed at 800-585-8367 (domestic) or 404-537-3406 (international). The slides (the “Investor Presentation”) that will be made available in connection with this conference call are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

On October 5, 2014, CareFusion made available a letter to its employees, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On October 5, 2014, CareFusion made available to its employees a set of talking points, a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

On October 5, 2014, CareFusion made available a letter to its customers (the “Customer Letter”). A copy of the Customer Letter is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

On October 5, 2014, CareFusion made available a presentation to its customers (the “Customer Presentation”). A copy of the Customer Presentation is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

On October 5, 2014, CareFusion made available a fact sheet regarding BD and CareFusion (the “Fact Sheet”). A copy of the Fact Sheet is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

On October 5, 2014, the following items were posted on the website that is being maintained at www.bdcarefusion.transactionannouncement.com, or as otherwise made available, in connection with the Merger:

•	Press Release; and

•	Fact Sheet.

*****

Forward-Looking Statements

This Current Report on Form 8-K contains certain estimates and other forward-looking statements (as defined under Federal securities laws). Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of CareFusion, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and CareFusion management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding BD and CareFusion’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the ability of the parties to successfully close the proposed acquisition, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; risks relating to the integration of CareFusion’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; the outcome of any legal proceedings related to the proposed merger; access to available financing for the refinancing of BD’s or CareFusion’s debt on a timely basis and reasonable terms; the ability to market and sell CareFusion’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances; the loss of key senior management or other associates; the anticipated demand for BD’s and CareFusion’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures; the impact of competition in the medical device industry; the risks of fluctuations in interest or foreign currency exchange rates; product liability claims; difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches; risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships; successful compliance with governmental regulations applicable to BD, CareFusion and the combined company; changes in regional, national or foreign economic conditions; uncertainties of litigation, as well as other factors discussed in BD’s and CareFusion’s respective filings with the Securities Exchange Commission. BD and CareFusion do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S-4 that will constitute a prospectus of BD and include a proxy statement of CareFusion. BD and CareFusion also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and CareFusion with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or CareFusion at the following: Monique N. Dolecki, Investor Relations – 201-847-5378 Monique_Dolecki@bd.com or Jim Mazzola, Investor Relations – 858-617-1203 Jim.Mazzola@CareFusion.com

PARTICIPANTS IN THE SOLICITATION

BD and CareFusion and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 19, 2013, for its 2014 Annual Meeting of Shareholders and subsequent SEC filings. Information about CareFusion’s directors and executive officers is available in CareFusion’s proxy statement dated September 25, 2014, for its 2014 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or CareFusion as indicated above. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 5, 2014, among CareFusion Corporation, Becton, Dickinson and Company and Griffin Sub, Inc.

99.1	Joint Press Release, dated October 5, 2014

99.2	Investor Presentation, dated October 6, 2014

99.3	Letter to Employees, dated October 5, 2014

99.4	Talking Points, dated October 5, 2014

99.5	Letter to Customers, dated October 5, 2014

99.6	Customer Presentation, dated October 5, 2014

99.7	Fact Sheet, dated October 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREFUSION CORPORATION

Date: October 6, 2014	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 5, 2014, among CareFusion Corporation, Becton, Dickinson and Company and Griffin Sub, Inc.

99.1	Joint Press Release, dated October 5, 2014

99.2	Investor Presentation, dated October 6, 2014

99.3	Letter to Employees, dated October 5, 2014

99.4	Talking Points, dated October 5, 2014

99.5	Letter to Customers, dated October 5, 2014

99.6	Customer Presentation, dated October 5, 2014

99.7	Fact Sheet, dated October 5, 2014